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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            _________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 1999

                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                      1-4371                74-1509818
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)


                        10500 WESTOFFICE DRIVE, SUITE 200
                            HOUSTON, TEXAS 77042-5391
                              (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)
                                  AND ZIP CODE)

                                 (713) 785-7790
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


                            _________________________


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ITEM 5.  OTHER EVENTS

      The information set forth in the press release of the registrant dated August 31, 1999, which is filed as an exhibit hereto, is incorporated hereby reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C) EXHIBITS

         Exhibit 99(a)  --  Press release issued by the registrant dated
                            August 31, 1999.



                                      -2-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TECH-SYM CORPORATION


Date:    September 3, 1999

                                    By: /s/ J. RANKIN TIPPINS
                                            J. Rankin Tippins
                                            VICE PRESIDENT, GENERAL COUNSEL AND
                                            SECRETARY


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                                  EXHIBIT INDEX

      EXHIBIT NO.

      Exhibit 99(a)   --   Press release issued by the registrant dated
                           August 31, 1999.